Exhibit 10.3

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is issued as of September 24, 2010, by NETSPEND CORPORATION, a Delaware corporation (“NetSpend”), SKYLIGHT ACQUISITION I, INC., a Delaware corporation (“Skylight Parent”), SKYLIGHT FINANCIAL INC., a Delaware corporation (“Skylight Subsidiary”), NETSPEND PAYMENT SERVICES, INC., a Delaware corporation (“NPSI”; NetSpend, Skylight Parent, Skylight Subsidiary and NPSI, together with each other Subsidiary that becomes a Guarantor hereunder pursuant to Section 5.11 of the Credit Agreement (defined below), collectively, the “Guarantors” and each individually, a “Guarantor”) in favor of SUNTRUST BANK, as administrative agent (in such capacity, the “Administrative Agent”) on behalf of the Secured Parties (as defined below).

W I T N E S S E T H:

WHEREAS, NETSPEND HOLDINGS, INC., a Delaware corporation (the “Borrower”) has entered into that certain Credit Agreement dated as of the date hereof (as the same may be hereafter amended, modified, supplemented or restated from time to time, the “Credit Agreement”) by and among the Borrower, the banks and other financial institutions party thereto from time to time as Lenders (the “Lenders”), and the Administrative Agent, pursuant to which, among other things, the Lenders have agreed to make Loans and issue Letters of Credit to the Borrower, subject to the terms and conditions set forth therein;

WHEREAS, the Borrower and the Guarantors are members of a group of related entities, the success of any one of which is dependent in part on the success of the other members of such group;

WHEREAS, each Guarantor has determined that its execution, delivery, and performance of this Guaranty directly benefits, and is within the corporate or limited liability company purposes and in the best interests of, such Guarantor; and

WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement and the making of Loans and issuance of Letters of Credit pursuant thereto, each Guarantor is required to execute and deliver this Guaranty.

NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.  All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement.  For purposes hereof, (a) “Secured Parties” shall mean, collectively, the Administrative Agent, the Lenders, the Issuing Bank, any Secured Hedge Bank and any Lender or an Affiliate of a Lender that is a provider of Bank Products so long as such Person was a Lender or an Affiliate of a Lender at the time any agreement governing such Bank Products was entered into, and “Secured Party” shall mean any one of the foregoing; (b) “Security Termination” shall mean such time at which each of the following events shall have occurred:  (i) all Commitments have terminated or expired, (ii) the Credit Agreement has terminated, (iii) all Obligations (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) have been paid in full in cash, and (iv) all Letters of Credit have expired or terminated or the LC Exposure has been cash collateralized (or as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made) as provided for in the Credit Agreement and (c) “Loan Documents” shall include all Loan Documents (as defined in the Credit Agreement) and, prior to Security Termination, all agreements evidencing any Bank Product or Hedging Transaction entered into by a Lender or an Affiliate of Lender.

2.                                       Guaranty.  Each Guarantor, jointly and severally, hereby absolutely, unconditionally, and irrevocably guarantees (a) the timely payment to the Secured Parties as and when the same become due in accordance with the terms and provisions of the Loan Documents, whether at stated maturity, by acceleration or otherwise, of any and all Obligations and (b) the performance by the Borrower, and the Loan Parties of all of the terms, conditions, covenants, agreements, and undertakings of the Loan Parties (or any one or more of them) under the Credit Agreement, any Note, or any other Loan Document pursuant to the terms of such Loan Document (the Obligations and the interest, penalties, fees, expenses, indebtedness, liabilities, and obligations, etc., referred to in clauses (a) and (b) preceding as to which payment, performance and compliance are guaranteed pursuant to this Guaranty are hereinafter individually and collectively called the “Guaranteed Obligations”).  Not in limitation of the foregoing, for the purpose of this Guaranty, the Guaranteed Obligations shall include, without limitation, all Obligations of the Borrower to the Secured Parties, notwithstanding any right or power of any third party, individually or in the name of the Borrower, the Secured Parties, or any of them, to assert any claim or defense as to the invalidity or unenforceability of any such Guaranteed Obligations, and no such claim or defense shall impair or affect the obligations of any Guarantor hereunder.

3.                                       Guaranty Absolute.  Regardless of whether any proposed guarantor or any other Person or Persons is or are or shall become in any other way responsible to the Secured Parties, or any of them, for or in respect of the Guaranteed Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Secured Parties, or any of them, for the Guaranteed Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, each Guarantor hereby declares and agrees that this Guaranty shall be a joint and several obligation, shall be a continuing guaranty and shall be operative and binding, and that none of the Guarantors shall have any right of subrogation with respect to this Guaranty until Security Termination.

4.                                       Guaranty Final.  Upon execution and delivery of this Guaranty to the Administrative Agent, this Guaranty shall be deemed to be finally executed and delivered by each Guarantor and shall not be subject to or affected by any prior or concurrent promise or condition affecting or limiting any Guarantor’s liability, and no statement, representation, agreement, or promise heretofore made on the part of the Secured Parties, any other Guarantor, the Borrower, or any of them, or any officer, employee, or agent thereof unless contained herein forms any part of this Guaranty or has induced the making thereof or shall be deemed in any way to affect any Guarantor’s liability hereunder.

5.                                       Dealings With Borrower, Etc.  The Secured Parties, or any of them, may from time to time, without exonerating or releasing any Guarantor in any way under this Guaranty, (a) take such further or other security or securities for the Guaranteed Obligations or any part thereof as the Administrative Agent on behalf of the Secured Parties may deem proper, (b) release, discharge, abandon, or otherwise deal with or fail to deal with any other guarantor of the Guaranteed Obligations or any security or securities for any such other guaranty or any part thereof now or hereafter held by the Secured Parties, or any of them, or (c) in accordance with the Loan Documents, amend, modify, extend, accelerate, or waive in any manner any of the provisions, terms, or conditions of the Loan Documents, all as the Secured Parties, or any of them, may consider expedient or appropriate in their sole discretion.  Without limiting the generality of the foregoing, or of Section 6 hereof, it is understood that the Secured Parties, or any of them, may, to the extent permitted by applicable law, without exonerating or releasing any Guarantor, give up or modify or abstain from perfecting or taking advantage of any security for the Guaranteed Obligations and accept or make any compositions or arrangements, and realize upon any security for the Guaranteed Obligations when, and in such manner and with or without notice to any Guarantor, all as the Secured Parties may deem expedient.

6.                                       Guaranty Unconditional.  Each Guarantor acknowledges and agrees that no change in the nature or terms of the Guaranteed Obligations or any of the agreements, instruments, or contracts evidencing, related to or attendant with the Guaranteed Obligations, including, without limitation, all Loan Documents (including any novation), nor any determination of lack of enforceability thereof, shall discharge all or any part of the liabilities and obligations of such Guarantor pursuant to this Guaranty; it being the purpose and intent of each Guarantor and the Secured Parties that, to the extent not prohibited by applicable law, the covenants, agreements and all liabilities and obligations of each Guarantor hereunder are absolute, unconditional, and irrevocable under any and all circumstances.  Without limiting the generality of the foregoing, each Guarantor agrees that until Security Termination, such Guarantor’s undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Secured Parties, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Secured Parties, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, such Guarantor or by reason of any further dealings between the Borrower, or any of them, on the one hand and the Secured Parties, or any of them, on the other hand or any other guarantor or surety, and each Guarantor, to the extent permitted by applicable law, hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or which may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements, or waivers.

7.                                       Setoff.  The Secured Parties or any of them, may, without demand or notice of any kind upon or to any Guarantor, at any time or from time to time upon the occurrence and during the continuation of an Event of Default when any amount shall be due and payable hereunder by such Guarantor, if the Borrower shall not have timely paid its Obligations, set off and appropriate any property, balances, credit accounts or moneys of such Guarantor (other than those held in a trust) in the possession of the Secured Parties or any of them, or under the control of any of them for any purpose, which property, balances, credit accounts or moneys shall thereupon be turned over and remitted to the Administrative Agent, to be held and applied to the Obligations by the Administrative Agent in accordance with the Credit Agreement.  Each of the Secured Parties, as applicable, agrees promptly to notify the Guarantor after such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

8.                                       Continuing Guaranty of Payment.  This Guaranty is and shall be an absolute, unconditional, irrevocable, and continuing guaranty of payment, and not of collection, and from time to time or at any time the Guaranteed Obligations may be increased, reduced, or paid in full without affecting the liability or obligation of any Guarantor with respect to the Guaranteed Obligations.  Each Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated (if a release or discharge has occurred), as the case may be, if at any time any payment (or any part thereof) to any Secured Party in respect of the Guaranteed Obligations is rescinded or must otherwise be restored by any Secured Party pursuant to any bankruptcy, insolvency, reorganization, receivership, or other debtor relief granted to the Borrower or its successors or assigns.  In the event that any Secured Party must rescind or restore any payment received by any Secured Party in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to any Guarantor by such Secured Party shall be without effect, and this Guaranty shall remain in full force and effect.  It is the intention of the Secured Parties and each Guarantor that such Guarantor’s liabilities and obligations hereunder shall not be discharged except by Security Termination.  This Guaranty is independent of, and in addition and without modification to, and does not impair or in any way affect any other guaranty, endorsement or other agreement executed in favor of any Secured Party, and this Guaranty and each Guarantor’s liabilities and obligations under this Guaranty shall not be impaired or otherwise affected by the execution, delivery or performance by such Guarantor or any other Person or any other guaranty, endorsement, or other agreement.

9.                                       Maximum Guaranteed Amount.  The creation or existence from time to time of Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized by each Guarantor, without notice to such Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Secured Parties, or any of them, herein.  Anything in this Guaranty to the contrary notwithstanding, it is the intention of each Guarantor and the Secured Parties that such Guarantor’s obligations hereunder shall be, but not in excess of, the Maximum Guaranteed Amount.  The “Maximum Guaranteed Amount” shall mean the greater of (a) the amount of economic benefit received (directly or indirectly) by such Guarantor pursuant to the Credit Agreement and the other Loan Documents and (b) the maximum amount which could be paid out by such Guarantor without rendering this Guaranty void or voidable under applicable law including, without limitation, (i) Title 11 of the United States Code, as amended, and (ii) applicable state law regarding fraudulent conveyances.

10.                                 Subordination of Other Debts.  Each Guarantor agrees:  (a) to subordinate the obligations now or hereafter owed by the Borrower or any other Guarantor to Guarantor (“Subordinated Debt”) to any and all obligations of such Person under the Loan Documents to the Administrative Agent or Lenders or other Secured Parties now or hereafter existing while this Guaranty is in effect; provided, however that each Guarantor may, to the extent permitted by the Loan Documents, receive payments on the Subordinated Debt and dividends and distributions from the Borrower or such Subsidiary, so long as, in each case, (i) no Event of Default under the Credit Agreement exists or would result therefrom; and (ii) all conditions to such payment as set forth in the Loan Documents have been satisfied; and (b) except as permitted by this paragraph, that such Guarantor will not request or accept payment of or any security for any part of the

Subordinated Debt, and any proceeds of the Subordinated Debt paid to such Guarantor, through error or otherwise, which are not permitted to be so paid, shall immediately be forwarded to the Administrative Agent (on behalf of the Lenders) by such Guarantor, properly endorsed to the order of the Administrative Agent (on behalf of the Lenders), to apply to the Guaranteed Obligations.

11.                                 Bankruptcy.  Upon the bankruptcy or winding up or other distribution of assets of the Borrower or any Subsidiary of the Borrower or of any surety or guarantor for any Guaranteed Obligations, the Secured Parties’ rights against each Guarantor shall not be affected or impaired by any Secured Party’s omission to prove its or their claim, as appropriate, or to prove its or their full claim, as appropriate, and the Secured Parties may prove such claims as they see fit and may refrain from proving any claim and in their respective discretion they may value as they see fit or refrain from valuing any security held by the Secured Parties, or any of them, without in any way releasing, reducing, or otherwise affecting the liability to the Secured Parties of such Guarantor.

12.                                 Application of Payments.  Payments by any Guarantor hereunder shall be made to the Administrative Agent to be applied to the Guaranteed Obligations.  Upon receipt of any amounts hereunder, the Administrative Agent shall promptly distribute the appropriate amounts to the Secured Parties in accordance with Section 2.11 of the Credit Agreement.  Any amount received by the Secured Parties from whatsoever source and applied toward the payment of the Guaranteed Obligations shall be applied in the order of application set forth in the immediately preceding sentence; provided, however, that if any Lender obtains payment from any source on account of the Loans made by it or the issuance of Letters of Credit made by it in excess of its ratable share of the Loans or Letters of Credit, such Lender shall forthwith purchase from the other Lenders, as the case may be, such participations in the Loans or the Letters of Credit, as provided in the Credit Agreement.

13.                                 Waivers by Guarantor.  Each Guarantor hereby expressly waives, to the extent permitted by applicable law:  (a) notice of acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Guaranteed Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing, and (e) until Security Termination, all rights of subrogation, indemnification, contribution, and reimbursement from the Borrower, all rights to enforce any remedy which the Secured Parties, or any of them, may have against the Borrower and any benefit of, or right to participate in, any collateral or security now or hereinafter held by any of the Secured Parties in respect of the Guaranteed Obligations.  Any money received by any Guarantor in violation of this Section shall be held in trust by such Guarantor for the benefit of the Secured Parties.  If a claim is ever made upon any of the Secured Parties for the repayment or recovery of any amount or amounts received by such Secured Party in payment of any of the Guaranteed Obligations and such Secured Party repays all or part of such amount by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over such Secured Party or any of its property or (b) any good faith settlement or compromise of any such claim effected by such Secured Party with any such claimant, including the Borrower, then in such event each Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Guaranteed

Obligations, and such Guarantor shall be and remain obligated to such Secured Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Party.

14.                              Assignment of Guaranteed Obligations.  The Secured Parties may each, to the extent permitted under the Credit Agreement, and without notice of any kind, sell, assign, or transfer all or any part of the Guaranteed Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Guaranteed Obligations, shall have the benefits of this Guaranty, as fully as if such assignee, transferee, or holder were herein by name specifically given such benefits.

15.                                 Remedies Cumulative.  No failure to exercise, and no delay by the Secured Parties, or any of them, in the exercise of any right or remedy hereunder or under any of the other documents executed by any Guarantor in connection herewith, shall operate as a waiver hereof, and no single or partial exercise by the Secured Parties, or any of them, of any right or remedy shall preclude other or further exercise hereof or the exercise of any other right or remedy.  The rights and remedies of the Secured Parties provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights and remedies of the Secured Parties hereunder or under any other Loan Documents executed in connection herewith against any party thereto are not conditional or contingent on any attempt by the Secured Parties to exercise any of its or their rights under any other documents executed in connection herewith against such party or against any other Person.  No action by the Secured Parties, or any of them, permitted hereunder shall in any way impair or affect this Guaranty.

16.                                 Successors and Assigns.  This Guaranty shall be binding upon the Guarantors, their successors and assigns and inure to the benefit of the successors and assigns of the Secured Parties as provided in Section 10.4 of the Credit Agreement.  The Guarantors shall not assign their rights or obligations under this Guaranty without the prior written consent of each of the Secured Parties.

17.                                 Expenses, Notices.  All costs and expenses, including, without limitation, attorneys’ fees and expenses, incurred by the Secured Parties, or any of them, in obtaining performance of or collecting payments due under this Guaranty to the extent permitted by the Credit Agreement, shall be deemed part of the Guaranteed Obligations guaranteed hereby.  Any notice or demand which the Secured Parties, or any of them, may wish to give shall be served upon any Guarantor in the fashion prescribed for notices in Section 10.1 of the Credit Agreement in care of the Borrower, and such notice so sent shall be deemed to be served as set forth in Section 10.1 of the Credit Agreement.

18.                                 Loans Benefit Guarantor.  Each Guarantor expressly represents and acknowledges that any financial accommodations by the Secured Parties, or any of them, to the Borrower, including without limitation the extension of the Loans and issuance of the Letters of Credit, are and will be of direct interest, benefit, and advantage to each of the Guarantors.

19.                                 Inspections; Records.  Each Guarantor covenants and agrees that so long as any amount is owing on account of the Loans, the Letters of Credit, the Notes, or otherwise pursuant to this Guaranty, such Guarantor shall permit representatives of the Secured Parties to visit and inspect properties of such Guarantor to the extent set forth in Section 5.8 of the Credit Agreement.

20.                                 Jurisdiction and Venue.  If any action or proceeding shall be brought by the Administrative Agent or any other Secured Party in order to enforce any right or remedy under this Guaranty, each Guarantor hereby consents to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Guaranty.  Each Guarantor and the Administrative Agent on behalf of each of the other Secured Parties hereby agrees, to the extent permitted by applicable law, that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower or the Administrative Agent, as applicable, as set forth in or otherwise provided pursuant to Section 10.1 of the Credit Agreement, and that personal service of process shall not be required.  Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction.  Each Guarantor and the Administrative Agent on behalf of each of the other Secured Parties hereby agrees that the final, non-appealable judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law.

21.                                 Governing Law; Binding Agreement.  The provisions of this Guaranty shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York, without regard to conflicts of law principles.  This Guaranty, together with all documents referred to herein, constitutes the entire agreement among each of the Guarantors and the Secured Parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Guarantors and Administrative Agent.

22.                                 Severability.  If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable shall be deemed separate, distinct, and independent, and the remainder of this Guaranty shall remain in full force and effect and shall not be affected by such holding or adjudication.

23.                                 Counterparts.  This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an electronic file in Adobe Corporation’s Portable Document Format or PDF file shall be deemed an original signature hereto.

24.                                 Changes in Applicable Law.  The parties acknowledge their intent that, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall receive, to the fullest extent permitted by applicable law and governmental policy, all rights necessary or desirable to exercise all remedies available to it under this Guaranty or Applicable Law.  The parties further acknowledge and agree that, in the event of changes in law occurring subsequent to the date hereof that affect in any manner the Administrative Agent’s exercise of any remedies available to it under this Guaranty or applicable law, or the procedures necessary to enable the Administrative Agent to exercise such remedies, the Administrative Agent and the Guarantors shall amend this Guaranty in such manner as the Administrative Agent shall reasonably request in order to provide the Administrative Agent such remedies to the greatest extent possible consistent with this Guaranty on the date hereof.

25.                                 Time of the Essence.  Time is of the essence with regard to each Guarantor’s performance of its obligations hereunder.

26.                                 Amendments and Waivers. No amendment, modification, waiver, transfer, or renewal, extension, assignment, or termination of this Guaranty or of the Credit Agreement or of any other Loan Document, or of any instrument or document executed and delivered by any Guarantor, nor additional advances made by the Lenders to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of Collateral to the Borrower or any other collateral or guaranty by the Secured Parties, nor any lack of validity or enforceability of any Loan Document or any term thereof nor any other act of the Secured Parties, shall release such Guarantor from any obligation hereunder, except a release or discharge executed in writing by the Administrative Agent in accordance with the Credit Agreement with respect to such Obligation or upon Security Termination.  None of the Secured Parties shall by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent or one or more of the other Secured Parties in accordance with the Credit Agreement and then only to the extent therein set forth.  A waiver by the Secured Parties of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

27.                                 New Subsidiaries.  Each new Subsidiary of any Loan Party (whether by acquisition, creation or designation) that is required to enter into this Guaranty pursuant to Section 5.11 of the Credit Agreement, shall execute and deliver in favor of the Administrative Agent an instrument in the form of the Guaranty Agreement Supplement attached hereto and made a part hereof as Annex 1 (the “Guaranty Agreement Supplement”).  Upon the execution and delivery of the Guaranty Agreement Supplement by such new Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of any Guaranty Agreement Supplement shall not require the consent of any Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.

28.                                 Integration; Governing Documents.  This Guaranty shall supersede any prior agreement or understanding between the parties (other than the Credit Agreement or other Loan Documents) as to the subject matter hereof.  Any matter not specifically addressed herein shall be governed by the Credit Agreement and to the extent of any inconsistencies between this Guaranty and the Credit Agreement, the Credit Agreement shall govern.

29.                                 WAIVER OF JURY TRIAL.  THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF THIS GUARANTY.

30.                                 Representations and Warranties.  Each Guarantor represents and warrants to the Administrative Agent and the Secured Parties that this Guaranty has been duly executed and delivered by such Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed as of the date first above written.

GUARANTORS:	NETSPEND CORPORATION, as a Guarantor

	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

SKYLIGHT ACQUISITION I, INC., as a Guarantor

	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

SKYLIGHT FINANCIAL INC., as a Guarantor

	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

NETSPEND PAYMENT SERVICES, INC., as a Guarantor

	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

Accepted and agreed:

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent, on behalf of the Secured Parties

	By:	/s/ David Bennett
		Name:	David A. Bennett
		Title:	Vice President

ANNEX 1

TO

GUARANTY AGREEMENT

Form of Guaranty Agreement Supplement

FORM OF GUARANTY AGREEMENT SUPPLEMENT

Supplement No.        (this “Supplement”) dated as of                               , 20    , to the Guaranty Agreement dated as of September       , 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) by and among each of the “Guarantors” party from time to time thereto (each of the foregoing, a “Guarantor”, and, collectively, the “Guarantors”) and SunTrust Bank, in its capacity as Administrative Agent for the Secured Parties (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of September 24, 2010 (as the same may be hereafter amended, modified, supplemented or restated from time to time, the “Credit Agreement”; all terms defined in the Guaranty, wherever used herein, shall have the same meanings herein as are prescribed by the Guaranty or if not defined therein, the Credit Agreement) pursuant to which, among other things, the Lenders have agreed to make or continue to make Loans and issue Letters of Credit to the Borrower, subject to the terms and conditions set forth therein; and

WHEREAS, pursuant to Section 5.11 of the Credit Agreement, any new, direct or indirect, Domestic Subsidiaries of the Loan Parties must execute and deliver certain Loan Documents, including, without limitation, the Guaranty, and the execution of the Guaranty by the undersigned new Guarantor (the “New Guarantor”) may be accomplished by the execution of this Supplement in favor of the Administrative Agent for the benefit of the Secured Parties.

NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, New Guarantor agrees as follows:

1.                                       In accordance with Section 27 of the Guaranty, the New Guarantor, by its signature below, becomes a “Guarantor” under the Guaranty with the same force and effect as if originally named therein as a “Guarantor” and the New Guarantor hereby agrees to all of the terms and provisions of the Guaranty applicable to it as a “Guarantor” thereunder.  In furtherance of the foregoing, the New Guarantor, jointly and severally with the other Guarantors, hereby absolutely, unconditionally, and irrevocably guarantees the Guaranteed Obligations.  Each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Guarantor.  The Guaranty is incorporated herein by reference.

2.                                       The New Guarantor represents and warrants to the Administrative Agent and the Secured Parties that this Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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3.                                       This Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an electronic file in Adobe Corporation’s Portable Document Format or PDF file shall be deemed an original signature hereto.

4.                                       Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

5.                                       The provisions of this Supplement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

NEW GUARANTOR:	, as the New Guarantor

By:
Name:
Title:

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as the Administrative Agent

By:
Name:
Title: